UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2020

LIVEXLIVE MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38249	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9200 Sunset Boulevard, Suite #1201

West Hollywood, CA 90069

(Address of principal executive offices) (Zip Code)

(310) 601-2500

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	LIVX	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 22, 2020, LiveXLive Media, Inc. (the “Company”) entered into a binding letter of intent (the “Agreement”) with Custom Personalization Solutions, LLC (d/b/a CPS), a Delaware limited liability company (“CPS”). At the closing of the transactions contemplated under the Agreement (the “Closing”), the Company or its acquisition subsidiary will acquire 100% of the issued and outstanding membership interests of CPS (the “Acquisition”), and following the Acquisition, CPS will continue as a standalone wholly owned subsidiary of the Company. The Acquisition is expected to close by December 31, 2020, subject to various customary closing conditions and other conditions, including, among others, approval of the Company’s board of directors, satisfactory completion of the Company’s due diligence of CPS and execution of new employment agreements between CPS and certain of its key employees. The Parties may elect to execute a long-form definitive agreement with respect to the Acquisition on the terms set forth in the Agreement (the “Long-Form Agreement”).

Founded in 2012 and headquartered in Addison, IL, CPS is a group of fast-growing web-oriented businesses specializing in the merchandise personalization industry. Owned and managed by top-notch partners with a combined 50 years of personalization experience, CPS has brought together experienced team of innovators and designers to create an assortment of personalized merchandise unlike anything in the market. CPS currently has 26 employees.

At Closing, upon satisfaction of each of the closing conditions set forth in the Agreement, the Company shall issue to the holders of all of CPS’ issued and outstanding membership interests (the “Sellers”) $4,500,000 worth of shares (the “Initial Shares”) of the Company’s restricted common stock, $0.001 par value per share (the “Common Stock”). In addition, the Company shall issue $1,500,000 worth of shares of its restricted Common Stock (the “Additional Shares” and together with the Initial Shares, the “Shares”) (i) CPS reports GAAP revenue of $20,000,000 and $1,000,000 of EBITDA for the year ended December 31, 2020, and (ii) at the closing of the Acquisition, CPS’ target working capital is $2,700,000 (including $800,000 of cash) and CPS has no more than $1,300,000 in outstanding indebtedness. The Shares shall be priced based on the Volume-Weighted Average Closing Price (as defined in the Agreement) and shall be subject to a lock-up period of 12 months from the closing date, such that no Shares can be sold, transferred, assigned, hypothecated, or in any way disposed of, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise prior to the expiration of such period.

The parties to the Agreement made certain representations, warranties and covenants that are customary for transactions of this nature (including exclusivity), agreed to certain indemnification terms as set forth in the Agreement, and agreed to enter into certain agreements in connection with the Acquisition. The Company and CPS have certain customary termination rights as set forth in the Agreement, and the Agreement shall automatically terminate if the Closing has not occurred on or before December 6, 2020, unless otherwise agreed to by the parties, or if the parties do not enter into the Long-Form Agreement by such date; provided that such termination date shall be extended by 30 days if the parties mutually agree in writing and are engaged in good faith negotiations regarding the Long-Form Agreement.

There can be no assurance that the Acquisition will be consummated or as to the date by which the Acquisition may be consummated, if at all.

The foregoing description is a summary only, does not purport to set forth the complete terms of the Agreement and is qualified in its entirety by reference to the Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and hereby incorporated by reference.

The shares of common stock to be issued by the Company in connection with the transactions contemplated by the Agreement will be issued in a private placement that will rely upon an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

Forward-Looking Statements

The Company cautions you that this Current Report contains “forward-looking statements.” Statements in this Current Report that are not purely historical are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements, including, without limitation, statements regarding the proposed Acquisition. These factors include risks and uncertainties as to the Company’s reliance on one key customer for a substantial percentage of the Company’s revenue; the Company’s ability to consummate the proposed acquisition of CPS and the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed acquisition will not occur; the Company’s ability to continue as a going concern; the Company’s ability to attract, maintain and increase the number of its users and paid subscribers; identifying, acquiring, securing and developing content; the Company’s ability to successfully implement its growth strategy, including relating to its technology platforms and applications; management’s relationships with industry stakeholders; the outcome(s) of any legal proceedings pending or that may be instituted against the Company and/or its subsidiaries; the Company’s ability to generate sufficient cash flow to make payments on its indebtedness; the effect of the global Covid-19 pandemic; changes in economic conditions; competition; risks and uncertainties applicable to the businesses of the Company’s subsidiaries; and other risks including, but not limited to, those described in the Company’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 26, 2020, the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 14, 2020, and the Company’s other filings and submissions with the SEC. These forward-looking statements speak only as of the date hereof and the Company disclaims any obligations to update these statements, except as may be required by law.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 27, 2020, the Company issued a press release announcing the planned Acquisition. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing unless specifically provided otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Letter of Intent, dated as of October 22, 2020, by and between the Company and Custom Personalization Solutions, LLC.
99.1**	Press release, dated October 28, 2020.

*	Filed herewith.

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEXLIVE MEDIA, INC.

Dated: October 28, 2020	By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	Chief Executive Officer and Chairman of the Board of Directors

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